SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 24, 2007

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact name of registrant as specified in its charter)
on behalf of
American Express Credit Account Master Trust

Delaware	13-3854638	333-130508-03	Delaware	20-0942395	333-130508	Delaware	20-0942445	333-130508-02
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)

200 Vesey Street, Room 138	4315 South 2700 West, Room 1900	4315 South 2700 West, Room 1900
Mail Stop 01-31-12	Mail Stop 02-01-50	Mail Stop 02-01-56
New York, New York 10285	Salt Lake City, Utah 84184	Salt Lake City, Utah 84184
(212) 640-2000	(801) 945-2550	(801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)
N/A	N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1: Series 2007-6 Supplement to Pooling and Servicing Agreement
EX-4.2: Series 2007-7 Supplement to Pooling and Servicing Agreement

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On July 24, 2007, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, with its Series 2007-6 Supplement, dated as of July 24, 2007. The Series Supplement is attached hereto as Exhibit 4.1.

On July 24, 2007, American Express Credit Account Master Trust issued its $880,000,000 Class A Floating Rate Asset Backed Certificates, Series 2007-6 and $55,000,000 Class B Floating Rate Asset Backed Certificates, Series 2007-6 (the “Certificates”).

On July 24, 2007, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, with its Series 2007-7 Supplement, dated as of July 24, 2007. The Series Supplement is attached hereto as Exhibit 4.2.

On July 24, 2007, American Express Credit Account Master Trust issued its $792,000,000 Class A Floating Rate Asset Backed Certificates, Series 2007-7 and $49,500,000 Class B Floating Rate Asset Backed Certificates, Series 2007-7 (the “Certificates”).
Item 9.01. Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Series 2007-6 Supplement, dated as of July 24, 2007, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

Exhibit 4.2	Series 2007-7 Supplement, dated as of July 24, 2007, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (incorporated herein by reference to Exhibit 4.2 to Registration No. 333-130508).

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Maureen Ryan

Name: Title:	Maureen Ryan President

American Express Receivables Financing Corporation III LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Catherine M. Hogan

Name: Title:	Catherine M. Hogan President

American Express Receivables Financing Corporation IV LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Robert Radle

Name: Title:	Robert Radle President

EXHIBIT INDEX

Exhibit	Description
Exhibit 4.1	Series 2007-6 Supplement, dated as of July 24, 2007, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

Exhibit 4.2	Series 2007-7 Supplement, dated as of July 24, 2007, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 (incorporated herein by reference to Exhibit 4.2 to Registration No. 333-130508).